FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                        Supplement dated August 19, 1998
                       to Prospectus dated April 30, 1998


1. Item No. (8) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 20 should read as follows:

(8) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 31:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

3. The following replaces the paragraph "Class A Shares" under "Alternative Purchase Plans" on page 17:

      CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares are subject to a maximum 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases.
See "How to Buy Shares."

4. The following replaces the paragraph "Class B Shares" under "Alternative Purchase Plans" on page 17:

      CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."


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